                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE


IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP. ANNOUNCES 1997 RESULTS


     LOS ANGELES, CALIFORNIA, February 10, 1998. Imperial Credit Commercial Mortgage Investment Corp. (Nasdaq: ICMI) today reported funds from operations of $4.77 million, or $0.14 per share (on both a basic and diluted basis) for the period from October 22, 1997, the date of the completion of the Company's initial public offering, through December 31, 1997 (the "Short Period").
Taxable income for the Short Period was $4.74 million, or $0.14 per share, and net income for the Short Period before a nonrecurring charge was $4.77 million, or $0.14 per share (on both a basic and diluted basis). Net income for the Short Period after a nonrecurring charge was $2.22 million, or $0.06 per share (on both a basic and diluted basis).

     Mark S. Karlan, the President and CEO of the Company, stated, "We are extremely pleased with the results of our operations for the ten week period immediately following the completion of our initial public offering. In that short period of time, our Company acquired more than $330 million of assets in nine transactions. In each case, we carefully and diligently evaluated not only the specifics of the individual investment opportunity, but also the way in which the acquired assets would help us execute our overall investment and leveraging strategy. Based on our performance to date, our investment pipeline and the financing opportunities available to us, we fully expect that the Company will soon invest the remaining proceeds from its initial public offering and begin the process of leveraging its investments."

     The Company's Short Period results and financial position can be summarized as follows (dollars in thousands, except per share data):

Operating Results:                      Amount        Per Share /(A)/    Per Share /(B)/
-----------------

Total Income                            $6,468
Expenses Before
         Nonrecurring Charge             1,703
                                        ------
Net Income Before
         Nonrecurring Charge             4,765             $0.14               $0.14
Nonrecurring Charge /(C)/                2,550
                                        ------
NET INCOME                              $2,215             $0.06               $0.06
                                        ======

Funds From Operations                   $4,765             $0.14               $0.14
Dividends /(D)/                         $4,485             $0.13

    Summary of Financial Position:
    -----------------------------
    Cash & Cash Equivalents             $ 11,902
    Repurchase Agreements                148,711
    Whole Loans, net                     274,094
    Commercial MBS, net                   54,321
    Other Investments, net                 5,499
                                        --------
         TOTAL ASSETS                   $494,527
                                        ========

    Liabilities                         $ 15,318
    Total Shareholders'
         Equity                          479,209
                                        --------
     Total Liabilities and
         Stockholders' Equity           $494,527
                                        ========

Per share amounts are based on /(A)/ basic weighted average common shares outstanding and /(B)/ diluted weighted average common shares outstanding, including common stock equivalents. The nonrecurring charge /(C)/ is a one-time charge to income resulting from the grant of stock options to Imperial Credit Commercial Asset Management Corp., the Company's manager, made at the time of the Company's initial public offering. The Company declared a dividend /(D)/ in December 1997 for the Short Period, which was paid in January 1998.

     Annualized asset yields for the Short Period ended December 31, 1997 were 5.53% for repurchase agreements and interest bearing deposits, 13.24% for securities available for sale and 7.86% for loans, net of servicing fees. The overall annualized portfolio yield for the Short Period was 6.94%.

     The value of the Company's portfolio of commercial mortgage backed securities of approximately $54 million was not materially changed by its mark to market at the end of 1997. The Company has not invested in any residential mortgage backed securities.

     Imperial Credit Commercial Mortgage Investment Corp. is a real estate investment trust that invests primarily in performing multifamily and commercial mortgage loans, interests in commercial mortgage backed securities, and real property. The manager of the Company is a wholly-owned subsidiary of Imperial Credit Industries, Inc. (Nasdaq: ICII).

     Set forth below are the Company's consolidated balance sheet and income statement for the Short Period ended December 31, 1997.

              IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.
                           Consolidated Balance Sheet
                               December 31, 1997

   Assets:

Cash and interest bearing deposits                        $ 11,902
Repurchase agreements                                      148,711
Securities available for sale, at market value              59,321
Loan portfolio, net                                        272,009
Interest receivable                                          2,085
Other assets                                                   499
                                                          --------
         Total Assets                                     $494,527
                                                          ========

   Liabilities and Stockholders' Equity:

         Liabilities:

Dividends and distributions payable                       $  4,485
Accrued expenses, payables and other liabilities            10,832
                                                          --------
         Total Liabilities                                  15,317
                                                          --------

         Stockholders' Equity:

Common stock, $.0001 par value,
   500,000,000 shares authorized;
   34,500,000 issued and outstanding                             3
Additional paid in capital                                 481,307
Distributions in excess of earnings                         (2,270)
Unrealized gain on securities available for sale               169
                                                          --------
         Total Stockholders' Equity                        479,209
                                                          --------
         Total Liabilities and Stockholders' Equity       $494,527
                                                          ========

              IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.
                        Consolidated Statement of Income
                 For the period from commencement of operations
                  (October 22, 1997) through December 31, 1997

Interest Income:
Repurchase agreements and interest bearing deposits         $     3,388
Securities available for sale                                     1,404
Loans                                                             1,676
                                                            -----------
         Total Interest Income:                                   6,468
                                                            -----------

Operating Expenses:
Management fees                                                     940
Due diligence expenses                                              487
Other                                                               276
                                                            -----------
    Total Expenses before Nonrecurring Charge:                    1,703
                                                            -----------
Income before Nonrecurring Charge                                 4,765
Nonrecurring Charge (Stock Options Granted to Manager)            2,550
                                                            -----------
         Net Income                                         $     2,215
                                                            ===========

Earnings per share:
Basic                                                       $      0.06
Diluted                                                     $      0.06

Weighted average common shares outstanding:
Basic                                                        34,500,000
Diluted                                                      34,678,550


     Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "may," "will," "intend," "should," "expect," "anticipate," "estimate" or "continue" or the negatives thereof or other comparable terminology. The Company's actual results could differ materially from those anticipated in such forward-looking statements due to a variety of factors, including, but not limited to, changes in national, regional or local economic environments, competitive products and pricing, government fiscal and monetary policies, changes in prevailing interest rates, the course of negotiations, the fulfillment of contractual conditions, factors inherent to the valuation and pricing of interests in commercial mortgage-backed securities, other factors generally understood to affect the real estate acquisition, mortgage and leasing markets and security investments, the other risks detailed in the Company's Registration Statement on Form S-11, as amended, filed with the Securities and Exchange Commission (the "SEC"), the Company's Quarterly Report on Form

10-Q filed with the SEC on November 26, 1997 and other filings made by the Company with the SEC.

     The Company will hold a teleconference on Tuesday, February 10, 1998 at 10:00 A.M. Pacific Time, 1:00 P.M. Eastern Time. The phone number for the teleconference is (719) 386-9000 and confirmation code is 431958. To access a replay of the teleconference, please call (402) 530-0481 on or before February 12, 1998.

     For further information, please contact Mark Karlan at (310) 231-1280 or Karen Montandon at (310) 791-8022.